BRAZOS MUTUAL FUNDS

Supplement dated August 17, 2006 to

Class N and Y Prospectus
Class B Prospectus
Statement of Additional Information

dated March 31, 2006

The Board of Trustees of Brazos Mutual Funds (the “Trust”) recently approved a modification to the Trust’s policy on the disclosure of portfolio holdings (the “Policy”). Under the revised Policy, officers of the Trust may disclose the 20 largest portfolio holdings of each Portfolio based on market capitalization on a monthly basis. These holdings will be available on the Trust’s website no earlier than five business days after the end of the month. The revised Policy is effective immediately.

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